EXHIBIT 10.6

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED

SERVICING AGREEMENT

THIS FIRST AMENDMENT to FIFTH AMENDED AND RESTATED SERVICING AGREEMENT, dated as of October 30, 2015 (this “Amendment”), is among WORLD OMNI LT, a Delaware statutory trust (the “Titling Trust”), WORLD OMNI FINANCIAL CORP., a Florida corporation (“WOFCO”), as Closed-End Servicer, and AL HOLDING CORP., a Delaware corporation (“ALHC”), as Closed-End Collateral Agent,.

Background

1.       The Titling Trust, ALHC and WOFCO have entered into that certain Fifth Amended and Restated Servicing Agreement, dated as of December 15, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.       The parties hereto desire to amend the Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1.       Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.       Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1       The Index of Defined Terms included at the beginning of the Agreement is hereby amended by inserting the following terms in the appropriate alphabetical order therein:

Unencumbered Account	Closed-End Servicing Agreement, Section 5.2(f)
Unencumbered Reference Pool	Collateral Agency Agreement, Section 6.2(e)
Unencumbered Reference Pool
Servicer Default	Closed-End Servicing Agreement, Section 8.3(d)
Warehouse Designation	Appendix A
WOLF LLC	Appendix A
WOLF LLC Limited Liability Company Agreement	Appendix A
WOLT Receivables Financing Agreement	Appendix A
WOLT Warehouse Facility Note	Appendix A

2.2       Section 2.2 of the Agreement is hereby amended by inserting the following immediately after the term “Collateral Agency Agreement” in the second line thereof:

“ or the designation of an Unencumbered Reference Pool pursuant to Section 6.2(a) of the Collateral Agency Agreement and a Warehouse Designation delivered pursuant to a Receivables Financing Agreement”

1	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

2.3       Clause (ii) of Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“(ii)       the indemnification by the Closed-End Servicer of the related Exchange Noteholder, any owner trustee or administrator of the related Exchange Noteholder, any indenture trustee, note purchaser or underwriter with respect to debt obligations issued by an Exchange Noteholder and secured by a Closed-End Exchange Note (in the case of a Reference Pool related to an Exchange Note) or the Initial Beneficiary (in the case of an Unencumbered Reference Pool) and, in either case, the respective officers, directors, employees and agents of such Persons, and any other Person that the Closed-End Servicer agrees to indemnify, in each case with respect to the servicing of the related Reference Pool;”

2.4       Section 3.4(c) of the Agreement is hereby amended by inserting the phrase “, the Initial Beneficiary” immediately after the term “Closed-End Collateral Agent” where it occurs in the last sentence thereof.

2.5       Section 3.7(c) of the Agreement is hereby amended by inserting the phrase “ or the appropriate Unencumbered Account designated by the Initial Beneficiary” immediately following the occurrence of the term “Exchange Note Collection Account” therein.

2.6       Section 5.1(c) of the Agreement is hereby amended by inserting the phrase “or Unencumbered Account, as applicable” immediately following the occurrence of the term “Exchange Note Collection Accounts” therein.

2.7       Section 5.1(e) of the Agreement is hereby amended by inserting the phrase “or, in the case of an Unencumbered Reference Pool, into the related Unencumbered Account designated by the Initial Beneficiary” immediately following the occurrence of the term “Exchange Note Collection Account” therein.

2.8       Section 5.2(b) of the Agreement is hereby amended by deleting the first sentence of clause (i) thereof in its entirety and replacing it with the following:

“The Titling Trustee, on behalf of the Titling Trust, will establish and maintain, with respect to the Closed-End Collateral Specified Interest, a Securities Account for purposes of the Warehouse Facility Pool to be designated as the “Lease Funding Account.””

2.9       Section 5.2(f) of the Agreement is hereby amended (i) by inserting the phrase “and Unencumbered Accounts” at the end of the heading thereof and (ii) by inserting the following paragraph at the end thereof:

“On or before the allocation of Closed-End Leases to an Unencumbered Reference Pool pursuant to a Warehouse Designation, the Closed-End Servicer will establish, in the name of the Initial Beneficiary or such other entity as may be specified in the applicable Servicing Supplement, a segregated account to be designated as the “Unencumbered Account” with respect to such Unencumbered Reference Pool, into which an amount equal to the Closed-End Collections with respect to such Unencumbered Reference Pool will be deposited from time to

2	1st Amendment to Fifth Amended and Restated Servicing Agreement

time. The accounts described in the immediately preceding sentence shall be referred to as an “Unencumbered Account.” The right to make withdrawals from and deposits to, and to exercise other control rights with respect to, the Unencumbered Accounts established with respect to any Unencumbered Reference Pool will be governed by the terms of the related Servicing Supplement.”

2.10       Section 5.2(g) is hereby amended by inserting the phrase “, each Unencumbered Account” immediately following the occurrence of the term “Lease Funding Account” therein.

2.11       Section 5.2(j) of the Agreement is hereby amended by inserting the phrase “or Unencumbered Account” after each occurrence of the term “Exchange Note Collection Account” therein.

2.12       Section 6.6(b) of the Agreement is hereby amended by inserting the parenthetical phrase “(other than an Unencumbered Reference Pool)” immediately after the occurrence of the term “Reference Pool” in clause (ii) of the second sentence thereof and in clause (2) of the last sentence thereof.

2.13       Section 7.3 of the Agreement is hereby amended by inserting the phrase “or Unencumbered Account” immediately following the occurrence of the term “Exchange Note Collection Account” therein.

2.14       Section 8.1(c) of the Agreement is hereby amended by replacing the second instance of “Deal Agent” in clause (iii) thereof with the term “Initial Beneficiary.”

2.15       Section 8.3 of the Agreement is hereby amended by (i) deleting the section heading in its entirety and replacing it with “Servicer Events of Default with Respect to Reference Pools” and (ii) adding the following subsection (d) at the end thereof:

“(d)       The Servicing Supplement with respect to an Unencumbered Reference Pool may set forth certain occurrences that shall be Servicer defaults with respect to such Unencumbered Reference Pool (each, an “Unencumbered Reference Pool Servicer Default”). In such case, the Servicing Supplement will set forth the notice obligations of the Closed-End Servicer with respect to such Unencumbered Reference Pool Servicer Defaults and the rights of the Initial Beneficiary to terminate the Closed-End Servicer’s rights and obligations with respect to such Unencumbered Reference Pool. For the avoidance of doubt, any such termination by the Initial Beneficiary in accordance with the terms of such Servicing Supplement shall be treated as a termination pursuant to Section 8.3 for purposes of this Closed-End Servicing Agreement.”

2.16       Section 8.4(c) of the Agreement is hereby amended by inserting the phrase “or the Initial Beneficiary, as applicable” after each instance of the term “Closed-End Exchange Note” in the last sentence thereof.

2.17       Section 8.4(f) of the Agreement is hereby amended by inserting the phrase “except as otherwise permitted by the terms of the of the applicable Servicing Supplement with respect to the Collateral included in the related Reference Pool,” at the beginning of the proviso in the first sentence thereof.

3	1st Amendment to Fifth Amended and Restated Servicing Agreement

SECTION 3.       Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law). This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 4.       Effective Date of this Amendment. This Amendment shall become effective on the date that the Deal Agent shall have received counterparts of this Amendment (including facsimile copies) duly executed by all of the parties hereto.

[SIGNATURE PAGES FOLLOW]

4	1st Amendment to Fifth Amended and Restated Servicing Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

WORLD OMNI LT., as Titling Trust

By:	VT INC., as trustee

By:	/s/ Edwin J. Janis
Name:	Edwin J. Janis
Its:	Vice President

AL HOLDING CORP., as Closed-End Collateral Agent

By:	/s/ Lori Gebron
Name:	Lori Gebron
Its:	Vice President

WORLD OMNI FINANCIAL CORP., as Closed-End Servicer

By:	/s/ Bryan Romano
Name:	Bryan Romano
Its:	Assistant Treasurer

S-1	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement